UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K/A
(Amendment No. 1)
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2024
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2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 675-7270
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K of 2seventy bio, Inc. (the “Company”), filed on April 1, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Asset Sale (as defined in the Original Report).

This Amendment No. 1 is being filed solely for the purpose of filing revised unaudited pro forma condensed consolidated financial statements, which correct inadvertent errors in the unaudited pro forma condensed consolidated balance sheet and statement of operations contained in Exhibit 99.1 of the Original Report.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2023 and the notes related thereto, giving effect to the Asset Sale, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1
Amended and Restated Transitional Services Agreement between 2seventy bio, Inc. and Nick Leschly, dated as of March 29, 2024 (incorporated by reference to the Current Report on Form 8-K filed on April 1, 2024).

99.1	Unaudited pro forma condensed consolidated balance sheet and statement of operations as of and for the year ended December 31, 2023 and the notes related thereto.
99.2	Press Release issued by 2seventy bio, Inc., dated April 1, 2024 (incorporated by reference to the Current Report on Form 8-K filed on April 1, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024	2seventy bio, Inc.

	By:	/s/ Victoria Eatwell
Victoria Eatwell
Chief Financial Officer
(Principal Financial and Accounting Officer)